UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-21696                  22-3106987
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts    02139
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events.

In a press release dated October 9, 2007, ARIAD Pharmaceuticals, Inc. ("ARIAD") announced publication, for the first time, of the high-resolution structure of the protein responsible for one of the major clinically relevant genetic variants of drug-resistant chronic myeloid leukemia (CML). These findings by a team of ARIAD scientists were used to guide the design of ARIAD's oral multi-targeted kinase inhibitor, AP24534, for use in CML and other cancers. The findings were published in the September issue of Chemical Biology and Drug Design. ARIAD plans to file an investigational new drug application for AP24534 by the end of this year to begin clinical trials.

A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01       Financial Statements and Exhibits.

                (d)     The following exhibits are filed with this report

                        Exhibit
                        Number          Description
                        -------         -----------
                        99.1            Press release dated October 9, 2007


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIAD Pharmaceuticals, Inc.



                                        By: /s/ Edward M. Fitzgerald
                                            ------------------------------------
                                            Edward M. Fitzgerald
                                            Senior Vice President, Finance and
                                            Corporate Operations, Chief
                                            Financial Officer


Date: October 9, 2007


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
-------         -----------
99.1            Press release dated October 9, 2007



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